United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2018

RCI HOSPITALITY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-13992	76-0458229
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

10737 Cutten Road

Houston, Texas 77066

(Address of principal executive offices, including zip code)

(281) 397-6730

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On August 29, 2018, we held our Annual Meeting of Stockholders at 10737 Cutten Road, Houston, Texas 77066, for the following purposes:

(1)	To elect six directors, including Eric S. Langan, Travis Reese, Nour-Dean Anakar, Steven L. Jenkins, Luke Lirot and Yura Barabash;

(2)	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2018;

(3)	To approve a non-binding advisory resolution on executive compensation; and

(4)	To transact such other business as may properly come before the meeting.

Based on the votes received in person and by proxy, all of the above-named director nominees were elected, the appointment of BDO USA, LLP was ratified and the non-binding advisory resolution on executive compensation was approved. There were no other matters presented for action at the Annual Meeting.

The exact results of the stockholder vote are as follows:

Total Shares of Common Stock Outstanding
as of the Record Date, July 2, 2018:	9,718,711

Total Voting Shares Present Either by Proxy
or in Person of Common Stock:	8,778,193

Item 1:	Election of Directors

	FOR	WITHHELD
Eric S. Langan	5,205,080	350,407
Travis Reese	5,165,121	390,366
Nour-Dean Anakar	3,072,278	2,483,209
Steven L. Jenkins	2,556,430	2,999,057
Luke Lirot	5,153,961	401,526
Yura Barabash	5,224,094	331,393

Additionally, there was a total of 3,222,706 broker non-votes for the election of directors.

Item 2:	Ratification of appointment of BDO USA, LLP as independent registered public accounting firm for fiscal year ending September 30, 2018

Votes for:	6,074,505
Votes against:	2,634,649
Votes abstained:	69,039

Item 3:	Approval of a non-binding advisory resolution on executive compensation

Votes for:	5,287,285
Votes against:	51,668
Votes abstained:	216,534

Additionally, there was a total of 3,222,706 broker non-votes for approval of the non-binding advisory resolution on executive compensation.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

RCI Hospitality Holdings, INC.

Date: August 31, 2018	By:	/s/ Eric Langan
Eric Langan
President and Chief Executive Officer

3